Exhibit 10.3

Stacking Prohibited Addendum

This Addendum is made as of December 26th 2024 to the Business Loan and Security Agreement between Maximcash Solutions LLC (“Lender”) and Nature’s Miracle Holding INC et/al see addendum (“Borrower”) dated December 26th 2024 (the “Agreement”).

Whereas, Lender and Borrower desire to amend and modify Borrower’s obligations with respect to the Collateral set forth in the Agreement as follows; Borrower shall not enter into any cash advance that relates to or involves its Future Receipts, or any loan agreement, withany party other than Lender where the interest rate on such loan is greater than ten percent (10%)for the duration of this Agreement; notwithstanding the foregoing, the following shall be excludedfrom the foregoing prohibition in all events: (a) bank loans; (b) bank financing arrangements; and (c) any other financing arrangement, that enables Borrower to pay the Total Repayment Amountto Lender and the Total Repayment Amount is paid to Lender in conjunction with the closing of such financing prior to the release of any funds to the Borrower. Lender may share information regarding this Agreement with any third party in order to determine whether Borrower is in compliance with this provision.

Borrower agrees to this Stacking Prohibited addendum to the Agreement, and fully understands that breach of the shall constitute an Event of Default.

By signing this Addendum, Borrower agrees and fully understands that in the event Borrower breaches this Addendum, Lender fully reserves its rights to immediately exercise its rights at law and equity as provided in the Agreement and impose an additional fee equaling ten (10) percent of the Loan Amount.

IN WITNESS WHEREOF, each of the undersigned has executed, or has caused to be executed, this Addendum as of the date first written above.

Borrower: Nature’s Miracle Holding INC et/al see addendum

Agreed to by:	/s/ Tie (James) Li	its	CEO
	(Signature)		(Title)

Print Name Tie (James) Li

Secured Guarantor: Nature’s Miracle Holding INC et/al see addendum

Agreed to by:	/s/ Tie (James) Li	its	CEO
	(Signature)		(Title)

Print Name Tie (James) Li

Lender: Maximcash Solutions LLC

Agreed to by:	/s/ Stephen P Cherner	its	Ceo
	(Signature)		(Title)